Trade and Other receivables	6 Months Ended
Jun. 30, 2021
Text Block [Abstract]
Trade and Other receivables
2.5.10 Trade and Other receivables

	As at June 30,	As at December 31,
(€‘000)	2021	2020
Trade receivables	197	165
Advance deposits	246	220
Net Investment in Lease	269	230

Total Trade and Other receivables	712	615

Current Grant receivables (RCAs)	1 912	145

Total Current Grant receivables	1 912	145

Prepaid expenses	1 396	1 343
VAT receivable	505	342
Income and other tax receivables	52	25

Total Other current assets	1 953	1 711

Total Trade receivables, current grant receivables and other current assets	4 577	2 471

The trade and other receivables remains stable compared to the period ended December 31, 2020. The current net investment in lease refers to the receivable recorded under IFRS16 Leases accounting standard as the Group subleases some office spaces it leases from a head lessor.
As of June 30, 2021, grant receivables for a total amount of €1.9 million has been recorded due to Walloon Region recoverable cash advances regarding mainly
CYAD-02
(numbered 8088) and
CYAD-101
(numbered 8212) and
CYAD-203
(numbered 1910028). The increase in current grant receivables for €1.8 million is primarily driven by lower cash proceeds from the Walloon Region in 2021 compared to the qualified expenses incurred during the period.
The increase in other current assets as of June 30, 2021 compared to first half of 2020 for €0.2 million is primarily driven by the increase on VAT receivable associated to timing of purchases. The transaction costs linked to the LPC equity facility signed on January 8, 2021 subject to capitalization and to be offset against future capital raises have increased for an amount of €0.4 million. This increase is compensated by the decrease on prepaid expenses on insurances for €0.4 million due to timing difference on their related payments.